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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 20, 2001
                                                          -------------



                              GERALD STEVENS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



         Florida                      0-05531                    65-0971499
    ----------------           ----------------------         ---------------
    (State or other               (Commission File             (IRS Employer
    jurisdiction of                    Number)               Identification No.)
    incorporation)



                1800 Eller Drive, Fort Lauderdale, Florida 33316
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 954/627-1000

Item 5.  Other Events
         ------------

         As previously announced, on April 23, 2001, Gerald Stevens, Inc. filed voluntary petitions for itself and certain of its subsidiaries (the "Debtors") under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court in Miami, Florida (the "Chapter 11 Cases"). The Chapter 11 Cases have been substantively consolidated, and the cases are being administered jointly. The Debtors continue to operate the business and manage their property as debtors-in-possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

         On June 20, 2001, the Debtors submitted to the Bankruptcy Court their Monthly Financial Report for Business (the "Report") for the period beginning April 23, 2001 and ending May 31, 2001. A copy of the Report (excluding attachments filed with the Report submitted to the Bankruptcy Court) is attached hereto as Exhibit 99.1


Item 7.  Financial Statements, Pro Forma Financial Statements, and Exhibits
         ------------------------------------------------------------------

         (c)      Exhibits.

                  Exhibit No.      Description
                  -----------      -----------

                  99.1 Monthly Financial Report For Business (Excluding Attachments) For the Period Beginning April 23, 2001 and Ending May 31, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                     GERALD STEVENS, INC.
                                              ---------------------------------
                                                        (Registrant)



                                              By       /s/ WAYNE MOOR
                                                 --------------------
                                                       Wayne Moor
                                                       Senior Vice President and
                                                         Chief Financial Officer
Dated: July 19, 2001

                              GERALD STEVENS, INC.

                           Current Report on Form 8-K


                                  Exhibit Index


Exhibit No.      Description
-----------      -----------

   99.1 Monthly Financial Report For Business (Excluding Attachments) For the Period Beginning April 23, 2001 and Ending May 31, 2001






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